Net Sales	12 Months Ended
Jun. 30, 2022
Net Sales
Net Sales

8.    Net sales

Mytheresa Group earns revenues worldwide through its online operations, while all revenue associated with the two retail stores is earned in Germany. Geographic location of online revenue is determined based on the location of delivery. Mytheresa Group generates revenue from the sale of merchandise shipped to customers as well as from commission for the rendering of services in connection with the Curated Platform Model (CPM). Mytheresa introduced the Curated Platform Model (CPM) in April 2021, whereby it recognizes commission revenue for the rendering of services.

The following table provides Mytheresa Group’s net sales by geographic location:

	For the fiscal year ended June 30,
(in € thousands)	2020		2021		2022
Germany	98,443	21.9%	115,334	18.8%	128,616	18.6%
United States	45,183	10.1%	77,596	12.7%	108,748	15.8%
Europe (excluding Germany) (1)	173,875	38.7%	253,700	41.4%	276,110	40.0%
Rest of the world(1)	131,986	29.4%	165,466	27.0%	176,277	25.6%
	449,487	100.0%	612,096	100.0%	689,750	100.0%
(1)	No individual country other than Germany and the United States accounted for more than 10% of net sales.

Substantially all amounts classified within net sales are derived from the sale of luxury goods and rendering of services. Net sales related to rendering of services is below 10% of total net sales and is therefore not separately disclosed. No single customer accounted for more than 10% of Mytheresa Group’s net sales in any of the periods presented. Substantially, all long-lived assets are located in Germany.

Net sales recognized from contract liabilities were €5,046 thousand in fiscal 2022 (2021: €4,013 thousand, 2020: €3,141 thousand).

Application of hedge accounting in fiscal 2022 resulted in a €4,734 thousand (2021: €1,028 thousand increase) decrease to net sales.